UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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FOSSIL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FOSSIL, INC.
2280 N. Greenville Avenue
Richardson, Texas 75082

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 26, 2004

To the Stockholders of Fossil, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Fossil, Inc., a Delaware corporation (the “Company”), will be held at the offices of the Company, 2280 N. Greenville Avenue, Richardson, Texas, on the 26th day of May 2004, at 4:00 p.m. (local time) for the following purposes:

1.             To elect three (3) directors to serve for a term of three years or until their respective successors are elected and qualified;

2.             To consider and act upon a proposal to amend the Company’s 1993 Long-Term Incentive Plan to rename it and to expand the class of persons eligible to receive awards; and

3.             To transact any and all other business that may properly come before the meeting or any adjournment(s) thereof.

The Board of Directors has fixed the close of business on March 31, 2004 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at such meeting or any adjournment(s) thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at such meeting.  The stock transfer books will not be closed.  A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for 10 days prior to the Annual Meeting.

You are cordially invited to attend the meeting; whether or not you expect to attend the meeting in person, however, you are urged to mark, sign, date, and mail the enclosed form of proxy promptly so that your shares of stock may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the meeting.  Your proxy will be returned to you if you should be present at the meeting and should request its return in the manner provided for revocation of proxies on the initial page of the enclosed proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

T. R. Tunnell
Executive Vice President,
Chief Legal Officer and Secretary

April 22, 2004
Richardson, Texas

FOSSIL, INC.
2280 N. Greenville Avenue
Richardson, Texas  75082

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 26, 2004

SOLICITATION AND REVOCABILITY
OF PROXIES

The accompanying proxy is solicited by the Board of Directors on behalf of Fossil, Inc., a Delaware corporation (the “Company”), to be voted at the 2004 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on May 26, 2004, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournment(s) thereof. When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon; if no direction is indicated, such shares will be voted for the election of directors and in favor of Proposal 2 as set forth on the accompanying Notice.

The executive offices of the Company are located at, and the mailing address of the Company is, 2280 N. Greenville Avenue, Richardson, Texas 75082.

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so.  If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with their judgment on such matters.

This proxy statement (the “Proxy Statement”) and accompanying form of proxy are being mailed on or about April 22, 2004.  The Company’s Annual Report to Stockholders covering the Company’s fiscal year ended January 3, 2004, is enclosed herewith, but does not form any part of the materials for solicitation of proxies.

Any stockholder of the Company giving a proxy has the unconditional right to revoke his proxy at any time prior to the voting thereof either in person at the Annual Meeting by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to the Company addressed to T. R. Tunnell, Executive Vice President, Chief Legal Officer and Secretary, Fossil, Inc., 2280 N. Greenville Avenue, Richardson, Texas 75082; no such revocation shall be effective, however, unless such notice of revocation has been received by the Company at or prior to the Annual Meeting.

In addition to the solicitation of proxies by use of the mail, officers and regular employees of the Company may solicit the return of proxies, either by mail, telephone, telegraph, or through personal contact. Such officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries will, in connection with shares of common stock, par value $0.01 per share (the “Common Stock”), registered in their names, be requested to forward solicitation material to the beneficial owners of such shares of Common Stock.

The cost of preparing, printing, assembling, and mailing the Annual Report, the Notice, this Proxy Statement, and the enclosed form of proxy, as well as the reasonable cost of forwarding solicitation materials to the beneficial owners of shares of the Company’s Common Stock, and other costs of solicitation, are to be borne by the Company.

QUORUM AND VOTING

The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting was the close of business on March 31, 2004 (the “Record Date”).  On the Record Date, there were 70,340,952 shares of Common Stock issued and outstanding.

Each holder of Common Stock is entitled to one vote per share on all matters to be acted upon at the meeting and neither the Company’s Amended and Restated Certificate of Incorporation nor its Amended and Restated Bylaws allow for cumulative voting rights.  The presence, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock voting at the meeting is required for the election of directors and the affirmative vote of a majority of the outstanding shares of Common Stock present and entitled to vote at the Annual Meeting is required to approve Proposal 2.

An automated system administered by the Company’s transfer agent tabulates the votes.  Abstentions and broker non-votes are each included in the determination of the number of shares present for determining a quorum. Each proposal is tabulated separately.  Abstentions, with respect to any proposal other than the election of directors, will have the same effect as a vote against such proposal.  Broker non-votes will have no effect on the outcome of the election of directors or Proposal 2.

PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT

The Company’s only outstanding class of equity securities is its Common Stock. Unless otherwise indicated, all share and price figures contained herein have been adjusted to reflect a three-for-two stock split, paid as a stock dividend, effective April 8, 2004.  The following table sets forth information regarding the beneficial ownership of Common Stock as of the Record Date by (i) each director of the Company; (ii) each Named Executive Officer (as defined in “Election of Directors - Compensation of Executive Officers - Executive Cash Compensation”); (iii) all present executive officers and directors of the Company as a group; and (iv) each other person known to the Company to own beneficially more than five percent (5%) of the Common Stock as of the Record Date. Unless otherwise noted, the persons named below have sole voting and investment power with respect to the shares shown as beneficially owned by them.

	Shares Beneficially Owned (1)(2)
Name of Beneficial Owner	Number		Percent
Tom Kartsotis	17,969,384	(3), (4)	25.6
Kosta N. Kartsotis	10,330,389	(3)	14.7
Michael W. Barnes	224,183	(5)		*
Richard H. Gundy	97,540	(6)		*
Randy S. Kercho	486,434	(7)		*
Mark D. Quick	58,500	(8)		*
Jal S. Shroff	1,291,571	(9), (10)	1.8
Kenneth W. Anderson	98,812	(11)		*
Andrea Camerana	0			*
Alan J. Gold	148,385	(12)		*
Michael Steinberg	25,312	(13)		*
Donald J. Stone	101,562	(14)		*
FMR Corp.	6,983,001	(15)	9.9
All executive officers and Directors as a group (15 persons) (4)(5)(6)(7)(8)(10)(11)(12)(13)(14)	31,019,970		44.1

*    Less than 1%

(1)                                  Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below.  Amounts shown include shares of Common Stock issuable upon exercise of certain outstanding options within 60 days after the Record Date.

(2)                                  Except for the percentage of certain parties that are based on presently exercisable options which are indicated in the following footnotes to the table, the percentages indicated are based on 70,340,952 shares of Common Stock issued and outstanding on the Record Date.  In the case of parties holding presently exercisable options, the percentage ownership is calculated on the assumption that the shares presently held or purchasable within the next 60 days underlying such options are outstanding.

(3)                                  The address of such individual is 2280 N. Greenville Avenue, Richardson, Texas 75082.

(4)                                  Includes 2,679,580 shares of Common Stock owned of record by Lynne Stafford Kartsotis, wife of Mr. Tom Kartsotis, as to which Mr. Kartsotis disclaims beneficial ownership, 32,980 shares owned by Mr. Kartsotis as custodian for his minor daughter, and 5,490,009 shares held in retained annuity trusts.

(5)                                  Includes 132,887 shares issuable pursuant to the exercise of stock options within 60 days of the Record Date.  Also includes indirect ownership of 1,518 shares over which Mr. Barnes has voting control as independent administrator pursuant to letters testamentary and 81,000 shares of restricted stock subject to a vesting schedule.

(6)                                  Includes 45,000 shares of restricted stock subject to a vesting schedule.

(7)                                  Includes 444,059 shares issuable pursuant to the exercise of stock options within 60 days of the Record Date.  Also includes 28,875 shares of restricted stock subject to a vesting schedule and 13,500 shares owned by Mr. Kercho as custodian for his minor son.

(8)                                  Consists of restricted shares subject to a vesting schedule.

(9)                                  Mr. Shroff and his wife, Pervin J. Shroff, share voting and investment power with respect to 894,736 of the shares shown.

(10)                            Includes 187,919 shares issuable pursuant to the exercise of stock options within 60 days of the Record Date. Also includes indirect ownership of 208,916 shares issuable pursuant to the exercise of stock options within 60 days of the Record Date, which are owned by Mrs. Shroff.

(11)                            Includes 76,500 shares issuable pursuant to the exercise of stock options within 60 days of the Record Date. Also includes 17,812 shares owned by the K.W. Anderson Family Limited Partnership.  Mr. Anderson is managing general partner of the partnership and has sole voting and investment power with respect to those shares.

(12)                            Includes 91,685 shares issuable pursuant to the exercise of stock options within 60 days of the Record Date.

(13)                            Consists of shares issuable pursuant to the exercise of stock options within 60 days of the Record Date.

(14)                            Includes 76,500 shares issuable pursuant to the exercise of stock options within 60 days of the Record Date.

(15)                            Based on Amendment No. 8 to Schedule 13G, dated February 17, 2004, filed by FMR Corp. (“FMR”), 82 Devonshire Street, Boston, Massachusetts 02109, with the Securities and Exchange Commission (the “SEC”).  The Amendment No. 8 discloses that FMR has the sole power to vote or direct the vote of 951 shares of the 6,983,001 shares of Common Stock it beneficially owns, and sole power to dispose or to direct the disposition of the 6,983,001 shares.  The Amendment No. 8 additionally discloses that Edward C. Johnson, III and Abigail P. Johnson beneficially own and have sole dispositive power over the 6,983,001 shares.

ELECTION OF DIRECTORS

(Proposal 1)

The Board of Directors currently consists of ten members and is classified into three classes. The term of one class of directors expires each year. By resolution of the Board of Directors at its meeting on March 31, 2004, the number of directors composing the Board of Directors has been set at ten. The persons whose names are listed below (“Director Nominees”) have been nominated for election as directors by the Board of Directors to serve for a term of office to expire at the Annual Meeting of Stockholders in 2007, with each to hold office until his successor has been duly elected and qualified. Stockholders will not be able to vote the proxies held by them for more than three persons. To be elected a director, each Director Nominee must receive a plurality of the votes cast at the Meeting for the election of directors. Should any Director Nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board of Directors may recommend. Each Director Nominee has expressed his intention to serve the entire term for which election is sought.

Directors and Nominees

The following table and text set forth the name, age and positions of each Director Nominee and director:

Name	Age	Position

Tom Kartsotis	44	Director and Chairman of the Board
Kosta N. Kartsotis	51	Director, President and Chief Executive Officer
Michael W. Barnes	43	Director and President, International and Special Markets Division
Richard H. Gundy	61	Director and President, Fashion Watch Brands
Jal S. Shroff	67	Director and Managing Director of Fossil (East) Limited
Kenneth W. Anderson.	72	Director
Andrea Camerana	34	Director
Alan J. Gold	70	Director
Michael Steinberg	75	Director
Donald J. Stone	75	Director

The Director Nominees for election to the Board of Directors at the 2004 Annual Meeting of Stockholders are as follows:

Tom Kartsotis has served as Chairman of the Board since December 1991. Mr. Tom Kartsotis founded the Company in 1984 and served as its President until December 1991 and as Chief Executive Officer until October 2000. He has been a director of the Company since 1984.

Jal S. Shroff has served as Managing Director of Fossil (East) Limited (“Fossil East”) since January 1991 and has been a director of the Company since April 1993.

Donald J. Stone has been a director of the Company since April 1993.  Mr. Stone served as Vice Chairman of Federated Department Stores until February 1988, at which time he retired.

Unless otherwise directed in the enclosed proxy, it is the intention of the persons named in such proxy to nominate and to vote the shares represented by such proxy for the election of the Director Nominees for the office of director of the Company.  Each of the Director Nominees is presently a director of the Company.

The Board of Directors does not contemplate that any of the above-named nominees for director will refuse or be unable to accept election as a director of the Company, or be unable to serve as a director of the Company. Should any of them become unavailable for nomination or election or refuse to be nominated or to accept election as a director of the Company, then the persons named in the enclosed form of proxy intend to vote the shares represented in such proxy for the election of such other person or persons as may be nominated or designated by the Board of Directors.

Mr. Tom Kartsotis and Mr. Kosta N. Kartsotis are brothers. There are no other family relationships among any of the directors, Director Nominees or executive officers of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT
STOCKHOLDERS VOTE FOR EACH DIRECTOR NOMINEE
FOR THE BOARD OF DIRECTORS.

Directors Serving Terms To Expire At The 2005 Annual Meeting Of Stockholders:

Michael W. Barnes has served as President, International and Special Markets Division since October 2000.  Mr. Barnes served as Executive Vice President from 1995 until October 2000 and has been a director of the Company since his election to the Board of Directors in February 1993.

Kenneth W. Anderson has been a director of the Company since April 1993.  Mr. Anderson was a co-founder of Blockbuster Entertainment Corporation, a video rental company, and served as its President from 1985 until 1987. From 1987 to 1991, Mr. Anderson served in various positions with Amtech Corporation, a remote electronic identification technology company, which he co-founded, including the position of Chairman of its Executive Committee.

Andrea Camerana has been a director of the Company since September 2003.  Mr. Camerana serves as Vice President of Marketing and Licensing for the Armani Group based in Milan, Italy.  Mr. Camerana oversees all of the Armani Group’s licensing activities, including the two licenses with the Company for the worldwide production and distribution of EMPORIO ARMANI watches and jewelry.  Mr. Camerana joined the Armani Group in 2000 from the Danone Group.

Directors Serving Terms To Expire At The 2006 Annual Meeting Of Stockholders:

Kosta N. Kartsotis has served as President and Chief Executive Officer since October 2000 and served as President and Chief Operating Officer from December 1991 until October 2000. Mr. Kosta Kartsotis joined the Company in 1988 and served as Vice President — Marketing until December 1991. He has been a director of the Company since 1990.

Alan J. Gold has been a director of the Company since April 1993.  Mr. Gold was the founder of Accessory Lady, a women’s fashion accessory retail chain, and served as its President until 1992. Mr. Gold is currently President of Goldcor Investments.

Michael Steinberg has been a director of the Company since March 2000.  Mr. Steinberg served as Chairman and Chief Executive Officer of Macy’s West, a Division of Federated Department Stores, Inc., from a date prior to 1996 until his retirement in January 2000.

Richard H. Gundy has been a director of the Company since March 2001.  Mr. Gundy has served as President, Fashion Watch Brands since March 2003.  Mr. Gundy served as President, FOSSIL Watches and Stores Division from October 2000 to March 2003 and as Executive Vice President of the Company from April 1994 until October 2000.  Mr. Gundy previously served as Executive Vice President and Director of County Seat Stores, Inc., a national retailer of apparel and fashion accessories.

Board Committees and Meetings

The Board of Directors has established two standing committees: the Audit Committee and the Compensation Committee. Messrs. Anderson, Gold, Steinberg, and Stone serve on the Audit Committee and the Compensation Committee.

The functions of the Audit Committee are to recommend to the Board of Directors the appointment of independent auditors, to review the plan and scope of any audit of the Company’s financial statements and to review the Company’s significant accounting policies and other related matters. In May 2003, the Board of Directors of the Company, on the recommendation of the Audit Committee, adopted an Amended and Restated Audit Committee Charter in order to specify the roles and responsibilities of the Audit Committee, help focus Committee members on their responsibilities as expressed in such charter and to include new provisions required by the SEC and the Nasdaq National Market.  A copy of the Amended and Restated Audit Committee Charter is attached as Appendix 1.  The Audit Committee held a total of 12 meetings during the fiscal year ended January 3, 2004. Four of such meetings were held in conjunction with the meeting of the Company’s Board of Directors and were attended by all of the members of the Committee, except for Mr. Stone who was unable to attend one meeting.  In addition, members of the Audit Committee meet in person or by phone to review the Company’s quarterly earnings with management and with the Company’s independent auditors prior to each quarterly and year-end earnings release. During the fiscal year ended January 3, 2004, the Audit Committee held four such reviews that were attended by all of the members of the Committee.  The Audit Committee also meets on a quarterly basis prior to the filing of the Company’s quarterly report on Form 10-Q and Annual Report on Form 10-K in order to review the filings, including the Management’s Discussion and Analysis and financial items therein, and to discuss corporate governance matters.  During the fiscal year ended January 3, 2004, the Audit Committee held four such reviews that were attended by all of the members of the Committee.

The functions of the Compensation Committee are to make recommendations to the Board of Directors regarding the compensation of senior officers and to administer the 1993 Long-Term Incentive Plan (the “Incentive Plan”) and the 2002 Restricted Stock Plan.  The Compensation Committee held one meeting during the fiscal year ended January 3, 2004.

The Board of Directors held four meetings during the fiscal year ended January 3, 2004.  During 2003, each director attended, in person or by conference call, all of the meetings of the Board of Directors and the meetings held by all committees of the Board on which such director served except for Mr. Shroff who was unable to attend one meeting of the Board of Directors and Mr. Stone who was unable to attend one meeting of the Audit Committee.

Report of the Audit Committee

The Audit Committee members are Messrs. Anderson, Gold, Steinberg and Stone.  The Board of Directors believes that all of these directors are independent as defined by the Nasdaq National Market and the SEC.  The Audit Committee includes at least one independent director who has been determined by the Board of Directors to meet the qualifications of an “audit committee financial expert” in accordance with SEC rules. Kenneth W. Anderson is the independent director who has been determined to be an audit committee financial expert.

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended January 3, 2004, which includes the consolidated balance sheets of the Company as of January 3, 2004 and January 4, 2003, and the related consolidated statements of income and comprehensive income, stockholders’ equity and cash flows for each of the three years in the period ended January 3, 2004, and the notes thereto.  The information contained in this report shall not be deemed to be “soliciting material” or to be “filed with the SEC”, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Review With Management.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management.

Review And Discussions With Independent Auditors.

Pursuant to the terms of the Audit Committee’s Charter, the Audit Committee meets as often as it determines, but no less than once per quarter, either in person or telephonically.  The Audit Committee held 12 meetings during the Company’s fiscal year ended January 3, 2004. Four of such meetings were held in conjunction with the meeting of the Company’s Board of Directors and were attended by all of the members of the Committee, except for Mr. Stone who was unable to attend one meeting.  In addition, members of the Audit Committee reviewed the Company’s quarterly earnings with management and with Deloitte & Touche LLP, the Company’s independent auditors, prior to each quarterly and year-end earnings release. The Audit Committee Charter requires that the Audit Committee or its chairperson attend such reviews.  During the fiscal year ended January 3, 2004, the Audit Committee held four such reviews that were attended by all of the members of the Committee.  The Audit Committee also meets on a quarterly basis prior to the filing of the Company’s quarterly report on Form 10-Q and Annual Report on Form 10-K in order to review the filings, including the Management’s Discussion and Analysis and financial items therein, and to discuss corporate governance matters.  During the fiscal year ended January 3, 2004, the Audit Committee held four such reviews that were attended by all of the members of the Committee.  The Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards (No. 61), as amended, “Communication with Audit Committees” that includes, among other items, matters related to the conduct and the results of the audit of the Company’s financial statements.

The Audit Committee has also received written disclosures and the letter from Deloitte & Touche LLP required by Independent Standards Board Standard No. 1 (that relates to the accountant’s independence from the Company and its related entities) and has discussed with Deloitte & Touche LLP their independence from the Company.  The Audit Committee has also reviewed and discussed the selection, application and disclosure of the critical accounting policies of the Company with Deloitte & Touche LLP.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2004.

AUDIT COMMITTEE

Kenneth W. Anderson
Alan J. Gold
Michael Steinberg
Donald J. Stone

Director Compensation

During 2003, the Company paid an annual retainer of $15,000 to each nonemployee director. The Company paid an additional annual retainer of $5,000 to Mr. Kenneth W. Anderson as Chairman of the Audit Committee.  In addition, the Company paid each nonemployee director a fee of $1,500 for each meeting of the Board of Directors and $1,250 for any committee meeting thereof which he attended. The Company also reimbursed its directors for ordinary and necessary travel expenses incurred in attending such meetings.

Nonemployee Director Stock Option Plan.  The Board of Directors and the stockholders of the Company approved the adoption of the 1993 Nonemployee Director Stock Option Plan (the “Nonemployee Director Plan”). Pursuant to the Nonemployee Director Plan, each Nonemployee Director receives a grant of 5,000 non-qualified stock options on the date he becomes a director of the Company. On the first day of each calendar year, each Nonemployee Director receives a grant of an additional 4,000 non-qualified stock options, as long as he is then serving as a Nonemployee Director. The grant of options pursuant to the Nonemployee Director Plan is automatic. An aggregate of 618,750 shares of Common Stock have been authorized for issuance pursuant to the Nonemployee Director Plan, of which 323,250 shares were subject to outstanding options on the Record Date.

Options granted pursuant to the Nonemployee Director Plan will become exercisable (i) with respect to 50% of the total number of shares subject thereto, on the first anniversary of the date of grant and (ii) with respect to the remaining shares subject thereto, in installments of 25% of such shares on the second and third anniversaries of the date of grant. The exercise price of options granted pursuant to the Nonemployee Director Plan are the fair market value of the Common Stock on the date of grant. Such exercise price must be paid in full in cash at the time an option is exercised. The term of options granted under the Nonemployee Director Plan will expire on the earliest of (i) ten years from the date of grant, (ii) one year after the optionee ceases to be a director by reason of death or (iii) three months after the optionee ceases to be a director for any reason other than death.

The Nonemployee Director Plan provides that the Board of Directors may make certain adjustments to the exercise price and number of shares subject to options granted thereunder in the event of a stock split, stock dividend, combination, reclassification or certain other corporate transactions. Subject to certain limitations, the Board of Directors is authorized to amend the Nonemployee Director Plan as it deems necessary, but no amendment may adversely affect the rights of an optionee with respect to an outstanding option without his consent. The Compensation Committee of the Board of Directors is not responsible for the administration of the Nonemployee Director Plan.

Corporate Governance

The Company operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. The Company regularly monitors developments in the area of corporate governance. In July 2002, Congress passed the Sarbanes-Oxley Act of 2002 which, among other things, established, or provided the basis for, a number of new corporate governance standards and disclosure requirements. In addition, Nasdaq has recently adopted changes to its corporate governance and listing requirements.

Director Independence

The standards relied upon by the Board of Directors in affirmatively determining whether a director is “independent” in compliance with the rules of Nasdaq are comprised, in part, of those objective standards set forth in Nasdaq rules, which generally provide that: (a) a director who is an employee, or whose immediate family member (defined as a spouse, parent, child, sibling, father- and mother-in-law, son- and daughter-in-law and anyone, other than a domestic employee, sharing the director’s home) is an executive officer of the Company, would not be independent for a period of three years after termination of such relationship; (b) a director who receives, or whose immediate family member receives as an executive officer of the Company, more than $60,000 per year in direct compensation from the Company, except for certain permitted payments, would not be independent for a period of three years after ceasing to receive such amount; (c) a director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company would not be independent until a period of three years after the termination of such relationship; (d) a director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company’s present executives serve on the other company’s compensation committee would not be independent for a period of three years after the end of such relationship; and (e) a director who is an executive officer or employee, or whose immediate family member is an executive officer of a company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $200,000, or 5% of such other company’s consolidated gross revenues, would not be independent until a period of three years after falling below such threshold.

The Board of Directors, in applying the above-referenced standards, has affirmatively determined that the Company’s current “independent” directors are: Kenneth W. Anderson, Andrea Camerana, Alan J. Gold, Michael Steinberg and Donald J. Stone. As part of the Board’s process in making such determination, each such director provided written assurances that (a) all of the above-cited objective criteria for independence are satisfied and (b) he has no other “material relationship” with the Company that could interfere with his ability to exercise independent judgment.

Independent Director Meetings

The Company’s independent directors held four formal meetings independent from management during fiscal 2003. Kenneth W. Anderson acted as Chairman at the meetings of the independent directors.

Audit Committee

All members of the Audit Committee have been determined to meet the standards of independence required of audit committee members by the Nasdaq and applicable SEC rules. See “Director Independence” above.

The Board of Directors has determined all members of the Audit Committee are financially literate as required by the Nasdaq. Further, the Board of Directors has determined that Kenneth W. Anderson possesses accounting or related financial management expertise within the meaning of the listing standards of the Nasdaq and is an “audit committee financial expert” within the meaning of applicable SEC rules.

The Audit Committee operates under a formal charter adopted by the Board of Directors that governs its duties and conduct. The charter is reproduced as Appendix 1 to this Proxy Statement. Copies of the charter can be obtained free of charge from the Company’s web site, www.fossil.com or by contacting the Company at the address appearing on the first page of this proxy statement to the attention of Investor Relations or by telephone at 972-234-2525.

Deloitte & Touche LLP, the Company’s independent auditors, reports directly to the Audit Committee.

The Audit Committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, meets with management and the Company’s independent auditors prior to the filing of officers’

certifications with the SEC to receive information concerning, among other things, significant deficiencies in the design or operation of internal control over financial reporting.

The Audit Committee has adopted a procedure that enables confidential and anonymous reporting to the Audit Committee of concerns regarding questionable accounting or auditing matters.

The Company’s internal audit group reports quarterly directly to the Audit Committee.

Executive Compensation Committee

All members of the Compensation Committee have been determined to meet the appropriate Nasdaq standards for independence. See “Director Independence” above. Further, each member of the Compensation Committee is a “Non-Employee Director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934 and an “outside director” as defined for purposes of 162(m) of the Internal Revenue Code of 1986, as amended.

The Compensation Committee operates under a formal charter adopted by the Board of Directors that governs its duties and standards of performance.

Director Nomination Policy

The Company does not have a standing nominating committee or a committee performing similar functions.  The Board of Directors believes that it is appropriate for the Company not to have such a committee because director nominees have historically been selected by the Board of Directors, five members of which are considered independent.  In accordance with the Nasdaq Stock Market Marketplace rules, director nominees must either be selected, or recommended for the Board’s selection, by a majority of the Company’s independent directors.  Each Director Nominee was recommended by the independent directors for selection.

The Board of Directors has not established minimum qualifications that nominees must meet in order to be considered.  In the fulfillment of their responsibilities to select or recommend for selection to the Board of Directors individuals qualified to become Board members, the independent directors may take into account all factors they consider appropriate, which may include experience, accomplishments, education, understanding of the business and the industry in which the Company operates, specific skills, general business acumen and the highest personal and professional integrity.  Generally, the independent directors will first consider current board members because they meet the criteria listed above and possess an in depth knowledge of the Company, its history, strengths, weaknesses, goals and objectives.  This level of knowledge has proven very valuable to the Company. The independent directors of the Board will also consider nominees for director suggested by shareholders of the Company in accordance with the provisions of the Company’s bylaws.

Codes of Business Conduct and Ethics

The Company has adopted a Code of Conduct and Ethics that applies to directors, officers and other employees of the Company and its subsidiaries.  In addition, the Company has adopted a Code of Ethics for Senior Financial Officers, which include the Company’s principal executive officer, principal financial officer, and principal accounting officer.  Violations of these codes may be reported to the Audit Committee. Copies of the codes can be obtained free of charge from the Company’s web site, www.fossil.com or by contacting the Company at the address appearing on the first page of this Proxy Statement to the attention of Investor Relations or by telephone at 972-234-2525. The Company intends to post amendments to, or waivers from, its Code of Ethics that apply to its Senior Financial Officers on its web site at www.fossil.com.

Personal Loans to Executive Officers and Directors

The Company complies with and will operate in a manner consistent with enacted legislation prohibiting extensions of credit in the form of a personal loan to or for its directors and executive officers.

Directors’ Attendance at Annual Meetings of Stockholders

Although the Board of Directors encourages constructive dialogue with the Company’s stockholders, the number of stockholders attending the Company’s annual meeting in person has historically been very low.  Therefore, the Board of Directors requires that directors make a reasonable effort to attend the Company’s Annual Meeting of Stockholders. All members of the Board of Directors attended the Company’s 2003 Annual Meeting of Stockholders.

Communication with the Board of Directors

A stockholder who wishes to communicate with the Board of Directors, or specific individual directors, including the Chairman of the non-management directors or the non-management directors as a group, may do so by directing a written request addressed to such directors or director in care of T. R. Tunnell, Executive Vice President, Chief Legal Officer and Secretary, at the address appearing on the first page of this proxy statement. Communication(s) directed to members of the Board who are not non-management directors will be relayed to the intended Board member(s) except to the extent that it is deemed unnecessary or inappropriate to do so pursuant to the procedures established by a majority of the independent directors. Communications directed to non-management directors will be relayed to the intended Board member(s) except to the extent that doing so would be contrary to the instructions of the non-management directors. Any communication so withheld will nevertheless be made available to any non-management director who wishes to review it.

Executive Officers

The name, age, current position with the Company, and the principal occupation during the last five years of executive officers Messrs. Tom Kartsotis, Kosta N. Kartsotis, Michael W. Barnes, and Richard H. Gundy and the year each first became an executive officer of the Company is set forth above under the caption “Directors and Nominees,” and with respect to each remaining executive officer is set forth in the following table and text:

Name	Age	Position

Stephen Bock	54	President, Luxury Division
Randy S. Kercho	47	Executive Vice President
Mike L. Kovar	42	Senior Vice President, Chief Financial Officer and Treasurer
Mark D. Quick	55	President, Fashion Accessories and Stores Division
T. R. Tunnell	50	Executive Vice President, Chief Legal Officer and Secretary

Stephen Bock has served as President, Luxury Division since September 2003.  From February 2001 until September 2003, Mr. Bock served as President of Retail for Avon.  From 1997 until February 2001, Mr. Bock served as Executive Vice President for Sephora.

Randy S. Kercho has served as Executive Vice President since October 1997.  Mr. Kercho is responsible for the financial, information systems and operations divisions.  Mr. Kercho served as Executive Vice President and Chief Financial Officer of the Company from March 1997 until October 2000. Mr. Kercho served as Senior Vice President and Chief Financial Officer of the Company from February 1995 until March 1997 and served as Treasurer from May 1995 until October 2000.

Mike L. Kovar has served as Senior Vice President, Chief Financial Officer and Treasurer since October 2000.  Mr. Kovar served as Senior Vice President, Finance from March 2000 until October 2000.  From November 1997 until March 2000, Mr. Kovar served as Vice President and Chief Financial Officer for BearCom Group, Inc. and as Controller from July 1996 to November 1997.

Mark D. Quick has served as President, Fashion Accessories since October 2000 and President, Stores Division since March 2003.  Mr. Quick served as Executive Vice President from March 1997 until October 2000. Mr. Quick is responsible for the Company’s accessory and outlet store divisions and fashion accessory lines including handbags, small leather goods, belts and sunglasses.  From November 1995 until March 1997, he served as Senior Vice President - Accessories.

T. R. Tunnell has served as Executive Vice President since October 2000 and as Secretary since December 1996.  Mr. Tunnell is responsible for the legal, human resources, facilities and administration divisions. Mr. Tunnell served as Senior Vice President, Development, Chief Legal Officer and Secretary of the Company from December 1996 until October 2000.

Compensation of Executive Officers

The total compensation paid for the 2003, 2002 and 2001 fiscal years, respectively, to the Chief Executive Officer, Mr. Kosta Kartsotis, and the other four most highly paid executive officers who received cash compensation in excess of $100,000 for the fiscal year ended January 3, 2004 (collectively, the “Named Executive Officers”), is set forth below in the following Summary Compensation Table:

SUMMARY COMPENSATION TABLE

		Annual Compensation					Long-Term Compensation Awards (1)
Name & Principal Position	Fiscal Year	Salary ($)	Bonus ($)		Other Annual Compensation ($)		Restricted Stock Awards(2) ($)		Securities Underlying Options (#)		All Other Compensation ($)

Kosta N. Kartsotis	2003	255,000	-0	-	-0	-	-0	-	-0	-	324	(3)
President, Chief Executive	2002	255,000	-0	-	-0	-	-0	-	-0	-	17	(3)
Officer and Director	2001	255,000	-0	-	-0	-	-0	-	-0	-	21	(3)

Michael W. Barnes	2003	346,154	-0	-	-0	-	262,500	(4)	63,750		5,242	(5)
President, International	2002	325,385	-0	-	-0	-	543,000		78,750		4,323	(6)
and Special Markets	2001	300,000	-0	-	-0	-	-0	-	-0	-	4,065	(7)
Division and Director

Richard H. Gundy	2003	346,154	-0	-	-0	-	262,500	(4)	63,750		5,242	(5)
President, Fashion Watch	2002	325,385	-0	-	-0	-	271,500		78,750		5,331	(6)
Brands and Director	2001	300,000	-0	-	-0	-	-0	-	-0	-	4,857	(7)

Mark D. Quick	2003	346,154	-0	-	-0	-	262,500	(4)	63,750		4,651	(5)
President, Fashion	2002	325,385	-0	-	-0	-	543,000		78,750		4,545	(6)
Accessories and Stores	2001	300,000	-0	-	212,171	(8)	-0	-	-0	-	4,302	(7)
Division

Randy S. Kercho	2003	272,115	-0	-	-0	-	87,500	(4)	37,500		5,314	(5)
Executive Vice President	2002	258,462	-0	-	-0	-	203,625		56,250		4,498	(6)
	2001	250,000	-0	-	-0	-	-0	-	-0	-	4,384	(7)

(1)                                   During the applicable reporting periods, no payouts were made pursuant to long-term incentive plans. Therefore, the column  “LTIP Payouts” has been omitted from the Summary Compensation Table.

(2)                                   Such awards are eligible to receive dividends paid by the Company.

(3)                                   Represents the dollar value of premiums paid by the Company on term life insurance policies.

(4)                                   The total number of shares awarded is as follows: Mr. Barnes – 22,500 shares; Mr. Gundy – 22,500 shares; Mr. Quick – 22,500 shares and Mr. Kercho – 7,500 shares.  These shares vest one-third per year on each of the first through the third anniversary dates of the grants, cumulatively.  The number and value of the aggregate restricted stock holdings as of January 3, 2004 for the Named Executive Officers is as follows: Mr. Barnes – 67,500 shares with a value of $1,257,525; Mr. Gundy – 45,000 shares with a value of $838,350;  Mr. Quick – 67,500 shares with a value of $1,257,525 and Mr. Kercho – 24,375 shares with a value of $454,106.

(5)                                   Includes employer-matching contribution under the Fossil, Inc. Savings and Retirement Plan to the Named Executive Officers in the following amounts: Mr. Barnes – $4,918; Mr. Gundy – $4,918; Mr. Quick - $4,327 and Mr. Kercho - $4,990.  Also includes the dollar value of premiums paid by the Company on term life insurance policies on the Named Executive Officers as follows: Mr. Barnes – $324; Mr. Gundy – $324; Mr. Quick - $324 and Mr. Kercho - $324.

(6)                                  Includes employer-matching contribution under the Fossil, Inc. Savings and Retirement Plan to the Named Executive Officers in the following amounts: Mr. Barnes – $4,143; Mr. Gundy – $4,143; Mr. Quick - $4,131 and Mr. Kercho - $4,162.  Also includes the dollar value of premiums paid by the Company on term life insurance policies on the Named Executive Officers as follows: Mr. Barnes – $180; Mr. Gundy – $1,188; Mr. Quick - $414 and Mr. Kercho $336.

(7)                                  Includes employer-matching contribution under the Fossil, Inc. Savings and Retirement Plan to the Named Executive Officers in the following amounts: Mr. Barnes – $3,825; Mr. Gundy – $3,825; Mr. Quick - $3,750 and Mr. Kercho - $3,952.  Also includes the dollar value of premiums paid by the Company on term life insurance policies on the Named Executive Officers as follows: Mr. Barnes – $240; Mr. Gundy – $1,032; Mr. Quick - $552 and Mr. Kercho $432.

(8)                                  Represents moving expense reimbursements for Mr. Quick’s sale of his primary residence and relocation to the Dallas, Texas area.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

	Individual Grants							Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options/ SARs Granted		% of Total Options/Shares Granted to Employees in Fiscal Year (1)	Exercise Or Base Price		Market Price at Date of Grant	Expiration Date

Name								5% (2)	10% (2)

Kosta N. Kartsotis	-0	-	—	—		—	—	—	—

Michael W. Barnes	63,750	(3)	5.31%	$11.6667	(4)	$11.6667	02/24/2013	$467,738	$1,185,339

Richard H. Gundy	63,750	(3)	5.31%	$11.6667	(4)	$11.6667	02/24/2013	$467,738	$1,185,339

Mark D. Quick	63,750	(3)	5.31%	$11.6667	(4)	$11.6667	02/24/2013	$467,738	$1,185,339

Randy S. Kercho	37,500	(3)	3.12%	$11.6667	(4)	$11.6667	02/24/2013	$275,140	$697,258

(1)                                  Represents the percentage of options/shares granted to all employees pursuant to the Incentive Plan during the 2003 fiscal year.

(2)                                  These dollar amounts represent the value of the option assuming certain rates of appreciation from the market price of the Common Stock at the date of grant.  Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall market conditions.  There can be no assurance that the amounts reflected in this column will be achieved.

(3)                                  These options were granted pursuant to the Incentive Plan and become exercisable with respect to 20% of such options on each of the first through the fifth anniversary dates of the grants, cumulatively.

(4)                                  Pursuant to the Incentive Plan under which this option was granted, the exercise price was the closing price of a share of Common Stock on the Nasdaq National Market on the date of grant.

The following table describes for each of the Named Executive Officers options exercised and the potential realizable values for their options at January 3, 2004:

AGGREGATED OPTION/SAR EXERCISES
AND OPTION/SAR VALUES AT JANUARY 3, 2004

			Number of Securities Underlying Unexercised Options/SARs at January 3, 2004 (#)				Value of Unexercised In-the-Money Options/SARs at January 3, 2004 (1)
	Shares Acquired on Exercise (#)	Value Realized

Name			Exercisable		Unexercisable		Exercisable	Unexercisable

Kosta N. Kartsotis	—	—	—		—		—	—

Michael W. Barnes	49,405	$568,275	25,443	(2)	223,494	(3)	$269,988	$2,263,542

Richard H. Gundy	176,490	$1,504,656	—		240,370	(4)	—	$2,454,877

Mark D. Quick	41,064	$361,895	19,687		224,621	(5)	$268,881	$2,279,584

Randy S. Kercho	—	—	406,185		152,811	(6)	$6,089,382	$1,575,434

(1)                                  Based on a price of $18.63 per share of Common Stock, which was the closing price per share of Common Stock on January 2, 2004 on the Nasdaq National Market, minus the exercise price of “in-the-money” Options/SARs.

(2)                                  The exercise price of such Options is $8.0185 per share.

(3)                                  The exercise prices of such Options are (i) $8.0185 with respect to 15,184 options, (ii) $7.1111 per share with respect to 22,500 options, (iii) $4.9722 with respect to 59,061 options, (iv) $9.2222 per share with respect to 62,999 options, and (v) $11.6666 per share with respect to 63,750 options.

(4)                                  The exercise prices of such Options are (i) $8.0185 with respect to 18,559 options, (ii) $7.1111 per share with respect to 35,999 options, (iii) $4.9722 with respect to 59,063 options, (iv) $9.2222 per share with respect to 62,999 options, and (v) $11.6666 per share with respect to 63,750 options.

(5)                                  The exercise prices of such Options are (i) $8.0185 per share with respect to 11,812 options, (ii) $7.1111 with respect to 26,999 options, (iii) $4.9722 per share with respect to 59,061 options, (iv) $9.2222 per share with respect to 62,999 options, and (v) $11.6666 per share with respect to 63,750 options.

(6)                                  The exercise prices of such Options are (i) $8.0185 per share with respect to 10,125 options, (ii) $7.1111 with respect to 17,999 options, (iii) $4.9722 per share with respect to 42,188 options, (iv) $9.2222 per share with respect to 44,999 options, and (v) $11.6666 per share with respect to 37,500 options.

Compensation Committee Report on Executive Compensation

In March 1993, the Board of Directors established a Compensation Committee to review and make recommendations to the Board of Directors regarding the compensation of senior management and to administer the Incentive Plan.  The Committee is charged with reviewing with the Board of Directors all aspects of compensation for the executive officers of the Company.

Compensation Philosophy.

The philosophy of the Company’s compensation program is to employ, retain and reward executives capable of leading the Company in achieving its strategic business objectives.  These objectives include achieving further growth in its watch and fashion accessories businesses and capitalizing on growing consumer awareness of the FOSSIL and RELIC brand names by expanding the scope of its product offerings to additional categories of fashion accessories.  Additional objectives include preserving a strong financial posture, increasing the assets of the Company and positioning the Company’s assets and business operations in selected international markets and product segments that offer long-term growth opportunities, evaluating potential strategic alliances to achieve Company objectives and enhance stockholder value.  The accomplishment of these objectives is measured against conditions prevalent in the industry within which the Company operates, which, in recent years have been highly competitive.

Compensation Vehicles.

The available forms of executive compensation currently include base salary, cash bonus awards, stock options and restricted stock awards.  Performance of the Company is a key consideration.  The Company’s compensation policy recognizes, however, that stock price performance is only one measure of performance and, given business conditions and the long term strategic direction and goals of the Company, it may not necessarily be the best current measure of executive performance.  Therefore, the Company’s compensation policy also gives consideration to the Company’s achievement of specified business objectives when determining executive officer compensation.  An additional objective of the Compensation Committee in determining compensation has been to reward executive officers with equity compensation in addition to salary in keeping with the Company’s overall compensation philosophy, which attempts to place equity in the hands of its employees in an effort to further instill stockholder considerations and values in the actions of all the employees and executive officers.

Compensation paid to executive officers is based upon a Company-wide salary structure consistent for each position relative to its authority and responsibility that is determined to be reasonably competitive with industry peers.  Individual awards under the Incentive Plan are determined on the basis of a subjective evaluation of the executive officer’s ability to influence the Company’s strategic objectives as well as a review of total compensation paid to comparable positions by industry peers.

As of January 1, 2004, a total of 5,873,875 options under the Incentive Plan were issued and outstanding to executive officers and other key employees.  These awards were intended to assure the stability of the Company’s management team as well as to provide incentives for individual performance that coincide with the enhancement of stockholder value.  The Committee believes that it is important during this period of Company growth to use stock options for its executive officers as a cornerstone of incentive compensation to tie their success directly to the growth of stockholder value.

Chief Executive Officer Compensation.

The Compensation Committee considers a number of factors in reviewing and approving the Chief Executive Officer’s (the “CEO”) compensation.  In addition to stock price performance, the factors generally considered by the Committee include an evaluation of CEO compensation levels for other comparable companies in the industry, the achievement of specified business objectives during the prior fiscal year, including increasing the market awareness of the FOSSIL brand, the expansion of the business into additional accessory lines, improving revenues, income and operating cash flow, and developing the ability of the Company to expand internationally.  Based upon a review of CEO compensation for comparable companies in the industry, the Compensation Committee determined that the CEO’s compensation level was below the market median.  However, the CEO requested that he not receive a pay increase in 2003.  Accordingly, a 2003 salary level of $255,000 was approved.  The CEO did not receive any grants of stock options in 2003.

Corporate Tax Deduction on Compensation.

Federal income tax legislation has limited the deductibility of certain compensation paid to the CEO and the four other most highly compensated executive officers of the Company to $1,000,000 annually.  To the extent readily determinable, and as one of the factors in its consideration of compensation matters, the Compensation Committee takes into account any anticipated tax treatment to the Company and to the executive officers of the available compensation vehicles.  Some types of compensation and the deductibility of those expenses for federal income tax purposes depend upon the timing of an executive’s vesting or exercise of previously granted rights.  In addition, interpretation of, and changes in, the tax laws also affect the deductibility of certain compensation expenses. To the extent reasonably practicable, and to the extent it is within the Compensation Committee’s control, the Compensation Committee intends to limit executive compensation under ordinary circumstances to that which is deductible under Section 162(m) of the Internal Revenue Code of 1986.  In doing so, the Compensation Committee may utilize alternatives (such as deferring compensation or establishing performance based compensation plans for affected employees) for qualifying executive compensation for deductibility and may rely on grandfathering provisions with respect to existing contractual commitments.

COMPENSATION COMMITTEE

Kenneth W. Anderson
Alan J. Gold
Michael Steinberg
Donald J. Stone

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries or had any relationship requiring disclosure pursuant to Item 404 of Regulation S-K.  No executive officer of the Company served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the entire board of directors) of another corporation, one of whose executive officers served on the Compensation Committee.  No executive officer of the Company served as a director of another corporation, one of whose executive officers served on the Compensation Committee.  No executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another corporation, one of whose executive officers served as a director of the Company.

Common Stock Performance Graph

The following performance graph compares the cumulative return of the Company’s Common Stock over the preceding five year periods with that of the Broad Market (CRSP Total Return Index of the Nasdaq Stock Market (US)) and the Nasdaq Retail Trade Stocks.  Each Index assumes $100 invested at December 31, 1998 and is calculated assuming quarterly reinvestment of dividends and quarterly weighting by market capitalization.

2003 COMPARATIVE TOTAL RETURNS

Fossil, Inc., Nasdaq Stock Market and

Nasdaq Stock Market Retail Trades Group

(Performance Results through 12/31/03)

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
Fossil, Inc.	100.00	120.66	75.59	109.55	159.15	220.11
Nasdaq Stock Market	100.00	185.43	111.83	88.76	61.37	91.75
Nasdaq Retail Trades	100.00	87.66	53.81	74.36	63.20	88.00

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities (the “10% Stockholders”), to file reports of ownership and changes of ownership with the SEC.  Officers, directors and 10% Stockholders of the Company are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms so filed. Based solely on review of copies of such forms received, the Company believes that, during the last fiscal year, all filing requirements under Section 16(a) applicable to its officers, directors and 10% Stockholders were timely met, except for the following: one Form 4 filed by Messrs. Michael W. Barnes, Richard H. Gundy, Mark D. Quick, Randy S. Kercho, and Mike L. Kovar relating to two transactions; one Form 4 filed by Messrs. T. R. Tunnell, Jal S. Shroff and Stephen Bock relating to one transaction; and two Form 4s filed by Mr. Tom Kartsotis relating to one transaction each.

TO AMEND THE 2004 LONG-TERM INCENTIVE PLAN OF FOSSIL, INC. (FORMERLY THE “1993 LONG-TERM INCENTIVE PLAN OF FOSSIL, INC.”) TO EXPAND THE CLASS OF PERSONS ELIGIBLE TO RECEIVE AWARDS TO INCLUDE CONSULTANTS, AND TO INCLUDE EMPLOYEES AND CONSULTANTS OF CORPORATIONS WHERE THE COMPANY OWNS, DIRECTLY OR INDIRECTLY, AT LEAST 25% OF THE VOTING POWER.

(Proposal 2)

General Description of the Proposal

The Board of Directors has approved a proposed amendment of the 2004 Long-Term Incentive Plan of Fossil, Inc. (“Incentive Plan”) to expand the class of persons eligible to participate in the Incentive Plan.  Employees of subsidiaries of the Company may participate in the Plan, and the amendment expands the class of corporations which are subsidiaries from those corporations where the Company owns more than 50% of the voting power, to corporations where the Company owns 25% or more of the voting power.  Further, the proposed amendment will enable the Compensation Committee to make Awards to consultants of the Company and its subsidiaries as well as to employees.  The Board of Directors believes that it is desirable to add these two groups of potential participants in order to reward and motivate such persons who the Compensation Committee determines are capable of making a significant contribution to the success of the Company.

Principal Features of the Incentive Plan

General.  Pursuant to the Incentive Plan which was adopted in 1993, officers and other selected employees of the Company and its subsidiaries are eligible to receive options to purchase shares of Common Stock, which include incentive stock options (“Incentive Option(s)”) meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and nonqualified stock options (“Nonqualified Stock Options”) (together with Incentive Options, “Options”), as well as stock appreciation rights, stock awards and cash awards (collectively, “Awards”).

The purpose of the Incentive Plan is to retain key executives and other selected employees and reward them for making major contributions to the success of the Company and its subsidiaries.  In this paragraph, and in the remainder of the discussion of this Proposal 2, it will be assumed that this Proposal 2 is approved and references to “employee” will be understood to refer also to consultants.  It is intended that this purpose be achieved by making Awards to employees and thereby providing such employees with a proprietary interest in the growth and performance of the Company and its subsidiaries.

The Incentive Plan is administered by the Compensation Committee. The Board of Directors has delegated to the Compensation Committee the responsibility and authority to administer the Incentive Plan, including the determination of eligibility to participate, the making of Awards and, where appropriate, the adoption of rules and regulations for such administration.  The Compensation Committee consists of four members, none of whom are employees of the Company.

The maximum number of shares of Common Stock that may be issued upon the exercise or vesting of Awards under the Incentive Plan is 17,971,875 shares.  Such amount is subject to the adjustment provisions contained in the Incentive Plan. The shares of Common Stock subject to the Incentive Plan will consist of unissued shares or shares held in treasury by the Company, and such amount of shares will be reserved by the Company for sale for such purpose.  If any outstanding Awards or portion thereof expires, is canceled or is otherwise terminated for any reason (other than upon the surrender of the Award pursuant to the Incentive Plan), the shares allocable to the canceled or otherwise terminated Award or portion thereof may again be the subject of Awards granted under the Incentive Plan.

Stock Options.  The purchase price for shares subject to Options will be determined by the Compensation Committee.  The Options will be for such term as the Compensation Committee shall determine.  Options granted to eligible employees will become exercisable in one or more installments on such date or dates and subject to such conditions as the Compensation Committee may determine, and the terms and conditions of such exercise will be set forth in the Award agreement entered into by each eligible employee and the Company. It is anticipated that Options granted under the Incentive Plan may be exercised at any time during the ten-year period beginning on the date of grant, subject to the limitation that such Options shall vest and become exercisable, and shall expire, according to the terms of the Award agreement.  To the extent not exercised, installments will accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires; provided, that the Award agreement may provide for the forfeiture of vested and non-vested Options upon the occurrence of specified events. Upon the termination of employment (or the cessation of a consulting relationship) by a participant under the Incentive Plan, any unexercised or unpaid Award shall be treated as provided in the Award agreement executed by the employee and the Company.

The exercise price of each Option will be paid in full at the time of exercise in cash or, to the extent, if any, authorized in the Award agreement, by means of tendering Common Stock or surrendering another Award, including shares of restricted stock with respect to which the restrictions have lapsed, valued at fair market value on the date of exercise.

Stock Appreciation Rights.  An Award may consist of a right to receive a payment, in cash or Common Stock, equal to the excess of the fair market value or other specified valuation of a specific number of shares of Common Stock on the date the stock appreciation right is exercised over a specified strike price as determined by the Compensation Committee and set forth in the Award agreement.

Stock Awards.  An Award may consist of Common Stock or may be denominated in units of Common Stock. All or part of any stock Award may be subject to conditions established by the Compensation Committee, and set forth in the Award agreement, which may include continuous service with the Company and its subsidiaries, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of performance.  Such Awards may be based on fair market value or other specified valuations.  The certificates evidencing shares of Common Stock issued in connection with a stock Award shall contain appropriate legends and restrictions describing the terms and conditions of the restrictions applicable thereto.

Cash Awards.  An Award may be denominated in cash with the amount of the eventual payment subject to future service and such other restrictions and conditions as may be established by the Compensation Committee, and set forth in the Award agreement, including, but not limited to, continuous service with the Company and its subsidiaries, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of performance.

Other Provisions.  The Incentive Plan provides that in the event of any subdivision or consolidation of outstanding shares of Common Stock or declaration of a dividend payable in shares of Common Stock or capital reorganization or reclassification or other similar transactions, the Compensation Committee may adjust proportionally (i) the number of shares of Common Stock reserved under the plan and covered by Awards thereunder; (ii) the exercise or other price in respect of such Awards; and (iii) the appropriate fair market value and other price determinations for such Awards.  In the event of any consolidation or merger of the Company with another company, or the adoption of a plan of exchange affecting the Common Stock, the Compensation Committee shall make such adjustments or other provisions as it may deem equitable.  In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Compensation Committee shall be authorized to issue or assume stock options, regardless of whether in a transaction to which Section 425(a) of the Internal Revenue Code applies, by means of substitution of new options, or to make provisions for the acceleration of the exercisability of, or lapse of restrictions with respect to, Awards and the termination of unexercised options in connection with such transaction.

Upon the termination of employment (or cessation of a consulting relationship) by a participant under the Incentive Plan, any unexercised, deferred or unpaid Awards shall be treated as provided in the Award agreement.

The Compensation Committee may, in its sole discretion, provide for the extension of the exercisability of an Award, accelerate the vesting of an Award, eliminate or make less restrictive any restrictions contained in an Award or otherwise amend or modify the Award in any manner not adverse to such employee.

The Board may amend, modify, suspend or terminate the Incentive Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (i) no amendment or alteration that would impair the rights of any participant under any Award granted to such participant shall be made without such participant’s consent and (ii) no amendment or alteration changing the number of shares or the class of persons eligible to participate shall be effective unless approved by the Company’s stockholders.

No Award granted to an employee pursuant to the Incentive Plan will be assignable or transferable except by will or the laws of descent or distribution, or pursuant to a qualified domestic relations order as defined in Title I of the Employee Retirement Income Security Act of 1974, as amended.

Options Granted.  As of January 3, 2004, the Company and its Subsidiaries had approximately 770 employees who were eligible to participate in the Incentive Plan.  In the fiscal year ended January 3, 2004, the Company had granted to certain key employees Options under the Incentive Plan to purchase an aggregate of 1,146,450 shares of Common Stock at an average exercise price of $11.87 per share.  These Options are exercisable during the ten-year period beginning on the date of the grant, subject to the limitation that such Options shall vest and become exercisable, and shall expire, in accordance with the terms and conditions contained in the Award agreement with each eligible employee.  In general, such Options vest and become exercisable for certain management level employees with respect to 20% of the total number of Option shares on each of the first through the fifth anniversary dates of the grant, cumulatively.  For all other employees, such Options vest and become exercisable (i) with respect to 25% of the total number of Option shares, as of the first anniversary date of the grant; (ii) with respect to 25% of the total number of Option shares, as of the second anniversary date of the grant; and (iii) with respect to the remaining 50% of the total number of Option shares, as of the third anniversary date of the grant.  Such Options typically expire (as to vested shares) on the third monthly anniversary of termination of employment from the Company.

Federal Income Tax Consequences

Incentive Stock Options.  An Optionee to whom an Incentive Option is granted under the Incentive Plan will not recognize income upon either the grant or the exercise of the Incentive Option.  However, on the exercise of the Incentive Option, the excess of the fair market value of the shares of Common Stock purchased over the exercise price (the “spread”) will increase the alternative minimum taxable income of the Optionee, which may cause such Optionee to incur “alternative minimum tax.”  The date on which such spread will be determined is generally the date of exercise.  The payment of any alternative minimum tax attributable to the exercise of an Incentive Option would be allowed as a credit against the Optionee’s regular tax liability in a later year to the extent the Optionee’s regular tax liability is in excess of the alternative minimum tax for that year.

On the sale of shares of Common Stock acquired by exercise of an Incentive Option (assuming that the sale does not occur within two years from the date of grant of the Incentive Option or within one year from the date of exercise), the Optionee generally will be taxed on the excess (the “realized gain”) of the amount realized on the sale of such shares over the exercise price of the Incentive Option at the tax rate then applicable to long-term capital gains. If the shares purchased upon the exercise of an Incentive Option are sold or disposed of (including a transfer of such shares in satisfaction of the exercise price of another Incentive Option) within two years from the date of grant or one year from the date of exercise, a “disqualifying disposition” will occur.  The Optionee generally will recognize in the year of a disqualifying disposition (assuming the disposition is to an unrelated party) (i) ordinary income in an amount equal to the realized gain or, if less, the excess of the fair market value of the shares of Common Stock on the date of exercise of the Incentive Option over the exercise price, and (ii) capital gain equal to the excess, if any, of the realized gain over the amount of ordinary income recognized under the rule described in clause (i).  If the exercise price exceeds the amount realized in the subsequent disqualifying disposition, the Optionee will not recognize any ordinary income, and such excess exercise price would ordinarily constitute a capital loss.  Each Optionee has agreed to notify the Company within 10 days if he makes a disqualifying disposition.

If the Optionee pays the exercise price of an Incentive Option by using shares of Common Stock previously acquired pursuant to the exercise of an Incentive Option, no gain will be recognized by the Optionee on the disposition of such previously acquired shares provided such disposition does not constitute a disqualifying disposition, i.e. provided the disposition does not occur within two years from the date of grant or within one year from the date of exercise.  Under proposed Treasury regulations, the tax basis of previously acquired shares of Common Stock used to pay part or all of the exercise price of an Incentive Option will be allocated to the same number of shares received on exercise as the number of shares surrendered, and, except as provided in the last sentence of this paragraph, the holding period of such shares received will be the same as the holding period of the shares surrendered, and the remainder of the shares received shall have a basis equal to the amount of cash, if any, paid on the exercise and will have a holding period that begins on the date the shares are transferred to the Optionee. The proposed regulations further provide that (i) for purposes of determining whether a disqualifying disposition has occurred, the holding period of all of the shares acquired pursuant to the exercise of an Incentive Option with previously acquired shares will commence on the date such shares are transferred to the Optionee and (ii) a disqualifying disposition of such shares will be deemed to be a disposition of the shares with the lowest tax basis.

The Company will not be entitled to a tax deduction upon the grant or exercise of an Incentive Option. The Company ordinarily will be entitled to a deduction in the year of a disqualifying disposition to the extent the Optionee recognizes ordinary income as a result of a disqualifying disposition, but only to the extent that such amount is an ordinary and necessary business expense to the Company and the reasonable compensation test is satisfied.

Nonqualified Stock Options.  An Optionee to whom a Nonqualified Stock Option is granted under the Incentive Plan will not recognize income at the time of the grant of the Nonqualified Stock Option.  Upon the exercise of a Nonqualified Stock Option, the Optionee will recognize ordinary income (subject to employment taxes and withholding by the Company) in an amount equal to the spread on the date of exercise.  The Optionee generally will have a tax basis in the shares of Common Stock received pursuant to the exercise of a Nonqualified Stock Option equal to the fair market value of such shares on the date of exercise.

Under current rulings, if the Optionee uses previously held shares of Common Stock in satisfaction of part or all of the exercise price of a Nonqualified Stock Option, no gain will be recognized on the disposition of such previously held shares and the tax basis (and holding period) of such previously held shares will be allocated to the same number of shares acquired on exercise.  The fair market value of any shares of Common Stock received by the Optionee in excess of the number of shares used to pay the exercise price (less the amount of cash, if any, paid by the Optionee) will be ordinary income (subject to employment taxes and withholding) and such fair market value shall be the tax basis of such additional shares and their holding period will commence on the date of exercise of the Options.

Upon a subsequent sale of shares of Common Stock acquired pursuant to the exercise of a Nonqualified Stock Option, the holder will generally recognize long-term or short-term capital gain or loss, depending upon the holding period of the shares, in an amount equal to the difference between the amount realized upon such sale and his or her tax basis in the shares sold.  The holding period required for long-term capital gain or loss is currently more than one year.

The Company ordinarily will be entitled to a tax deduction that corresponds as to timing and amount with the ordinary income recognized by the Optionee on the exercise of a Nonqualified Stock Option if and to the extent that such amount is an ordinary and necessary business expense to the Company and the reasonable compensation test is satisfied.

Expanded Class of Potential Participants

The Company currently anticipates that it will, as a general matter, grant Awards to key employees of one or more 50% owned subsidiaries (prior to the proposed amendment, the Company could grant Awards only to employees of corporations in which it owned more than 50% of the voting power) although it may grant options to employees and consultants of 25% owned subsidiaries.  The Company currently anticipates that it will, as a general matter, grant Award only to a very limited number of key consultants.  However, future Award grant recipients, and future Award grant levels, to either the current class of eligible employees, or the expanded class of employees and consultants, have not been determined.  Therefore, the number, amount and type of Awards to be received by or allocated to eligible persons under the Incentive Plan cannot be determined at this time.  The Company has not approved any awards under the Incentive Plan that are conditioned upon stockholder approval of the proposed plan amendment.  On the Record Date, the closing price of the Company’s Common Stock was $22.17.

Equity Compensation Plan Information

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	6,167,125	$5.6500	3,912,303

Equity compensation plans not approved by security holders(1)	Not applicable	$0	778,500

Total	6,167,125	$5.6500	4,690,803

(1)                                  The 2002 Restricted Stock Plan of Fossil, Inc. (the “Plan”) is intended to advance the best interests of the Company, its subsidiaries and its stockholders in order to attract, retain and motivate key employees by providing them with additional incentives through the award of shares of restricted stock. The Plan is being fully funded with treasury shares contributed to the Company from a significant shareholder.

Effective Date of the Amendment and Board Recommendation

The proposed amendment to expand the class of persons eligible to participate in the Incentive Plan to include employees of corporations where the Company owns 25% or more of the voting power, and to consultants of the Company and its subsidiaries, if passed, would become effective immediately upon the approval of the Amendment by the stockholders.  The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock present and entitled to vote at the Annual Meeting is required to adopt the amendment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXPANSION OF THE PERSONS WHO MAY BE GRANTED AWARDS UNDER THE PLAN.

OTHER BUSINESS

The Board knows of no other business to be brought before the Annual Meeting.  If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy as in their discretion they may deem appropriate, unless directed by the proxy to do otherwise.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The Company’s independent public accountants for the fiscal year ended January 3, 2004 was the firm of Deloitte & Touche LLP.  It is expected that one or more representatives of such firm will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.  The Board of Directors of the Company, on the recommendation of the Audit Committee, has selected the firm of Deloitte & Touche LLP as the Company’s independent accountants for the fiscal year ending January 1, 2005.

The following table summarizes the aggregate fees billed to the Company by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (“Deloitte”) for the fiscal year ended January 3, 2004:

	2003	2002

Audit Fees (a)	$568,000	$459,250
Audit-Related Fees (b)	28,680	30,000
Tax Fees (c)	111,000	178,000
All Other Fees	0	0

Total	$707,680	$667,250

(a)          Audit services billed in 2003 consisted of audit of the Company’s annual financial statements, reviews of the Company’s quarterly financial statements and Form S-3 review.  Audit services billed in 2002 consisted of audit of the Company’s annual financial statements and reviews of the Company’s quarterly financial statements.

(b)         Benefit plan audits.

(c)          Tax return preparation and consultation.

In considering the nature of the services provided by Deloitte, the Audit Committee determined that such services are compatible with the provision of independent audit services.  The Audit Committee discussed theses services with Deloitte and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Pre-Approval of Independent Auditor Fees and Services Policy

The Audit Committee’s Policies and Procedures for the Engagement of the Principal Outside Auditing Firm provides for pre-approval of all audit, audit-related, tax and other permissible non-audit services provided by our principal independent auditor on an annual basis and individual engagements as needed. The policy also requires additional approval of any engagements that were previously approved but are anticipated to exceed pre-approved fee levels. The policy permits the Audit Committee Chair to pre-approve principal independent auditor services where the Company deems it necessary or advisable that such services commence prior to the next regularly scheduled meeting (provided that the Audit Committee Chair must report to the full Audit Committee on any pre-approval determinations).

DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Stockholder proposals to be included in the proxy statement for the next Annual Meeting must be received by the Company at its principal executive offices on or before December 20, 2004 for inclusion in the Company’s Proxy Statement relating to that meeting.  Stockholders wishing to submit proposals to be presented directly at the 2005 Annual Meeting instead of for inclusion in next year’s proxy statement must follow the submission criteria and deadlines set forth in our bylaws.  Most proposals must be received no earlier than November 28, 2004 and no later than February 26, 2005.  Securities and Exchange Commission rules permit management to vote proxies in its discretion if (i) notice of the proposal as described above is received and stockholders are advised in the 2005 proxy statement about the nature of the matter and how management intends to vote on such matter; or (ii) timely notice of the proposal is not received.

You may obtain a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2004 without charge by sending a written request to Fossil, 2280 N. Greenville Ave., Richardson, Texas 75082, Attn: Investor Relations. The Annual Report on Form 10-K is also available at www.fossil.com.

BY ORDER OF THE BOARD OF DIRECTORS

T. R. Tunnell
Executive Vice President,
Chief Legal Officer and Secretary

April 22, 2004
Richardson, Texas

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

APPENDIX 1

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

Purpose

The role of the Audit Committee is to assist the Board of Directors (the “Board”) in fulfilling its oversight responsibilities related to:

•                  the accounting, reporting, and financial practices of the Company and its subsidiaries, including the integrity of the Company’s financial statements;

•                  the surveillance of administration and financial controls;

•                  the Company’s compliance with legal and regulatory requirements;

•                  the Company’s monitoring and enforcement of its Code of Conduct and Ethics;

•                  the principal outside auditing firm’s qualifications and independence; and

•                  the performance of the Company’s internal audit function and the Company’s principal outside auditing firm.

The Audit Committee shall also prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

Composition

The Board of Directors shall appoint an Audit Committee of at least three members, consisting entirely of independent directors of the Board (as determined by the Board), and shall either designate one member as chairperson or delegate the authority to designate a chairperson to the Audit Committee.  Members of the Audit Committee shall be appointed by the Board of Directors upon the recommendation of a majority of the independent directors and may be removed by the Board of Directors in its discretion.

Independence

The independence of Audit Committee members shall be determined pursuant to the rules and regulations set by the SEC, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the requirements of the National Association of Securities Dealers.

Financial Expertise

All members of the Audit Committee must be able to read and understand financial statements prepared in accordance with U.S. generally accepted accounting principles at the time of their appointment. In addition the Audit Committee must have at least one committee member that meets the requirements of an “Audit Committee Financial Expert”, as such term is defined in Item 401(e) of Regulation S-B and Item 401(h) of Regulation S-K.

Meetings

The Audit Committee shall meet as often as it determines but no less than once per quarter, either in person or telephonically, and at such times and places as the Audit Committee shall determine.  The Audit Committee should have unrestricted access to and meet regularly with each of management, the principal internal auditor of the Company and the principal outside auditing firm to discuss any matters that the Audit Committee or either of these groups believes should be discussed.  In addition, the Audit Committee or its chairperson should meet with the independent auditors and management quarterly to review the Company’s financial statements.  A majority of the members of the Audit Committee present in person or by telephone shall constitute a quorum.  The Audit Committee shall report regularly to the full Board of Directors with respect to its activities.

Relationship with Independent Accountants

The Audit Committee shall be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation, retention and oversight of the principal outside auditing firm.  In this regard, the Audit Committee shall have the sole authority to (A) appoint and retain, (B) determine the funding for, and (C) when appropriate, terminate, the outside auditing firm, which shall report directly to the Audit Committee.  The Audit Committee will be responsible for resolving any disputes between the outside auditing firms and the Company’s management.

Responsibilities and Duties

To fulfill its responsibilities and duties the Audit Committee shall:

A.                                   Financial Reporting Processes and Documents/Reports Review

1.                                       Evaluate annually the performance of the Audit Committee and the adequacy of the Audit Committee charter.

2.                                       Review and discuss with the principal outside auditing firm:  (A) the scope of the audit, the results of the annual audit examination by the auditor and any accompanying management letters, and any difficulties the auditor encountered in the course of their audit work, including any restrictions on the scope of the outside auditing firm’s activities or on access to requested information, and any significant disagreements with management; and (B) any reports of the outside auditing firms with respect to interim periods, as deemed appropriate by the Audit Committee.

3.                                       Review and discuss with management and the principal outside auditing firm the annual audited and quarterly unaudited financial statements of the Company, including  (A) an analysis of the auditor’s judgment as to the quality of the Company’s accounting principles, setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (B) the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” including the development, selection and reporting of accounting policies that may be regarded as critical; and (C) major issues regarding the Company’s accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles and financial statement presentations.

4.                                       Recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-K.

5.                                       Periodically review and discuss the adequacy of the Company’s internal controls, any significant deficiencies in internal controls, and significant changes in such controls; and review and discuss with the principal internal auditor of the Company and such others as the Audit Committee deems appropriate, the scope of the internal audit plan.

6.                                       Periodically review and discuss with the principal internal auditor the results of the audits conducted by the Company’s internal auditors, inclusive of findings, recommendations, management’s response and any significant difficulties encountered during the course of the audit.

7.                                       Periodically review and discuss the adequacy and effectiveness of the Company’s disclosure controls and procedures and management reports thereon.

8.                                       Review disclosures made to the Audit Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

9.                                       Review and timely discuss with management and the principal outside auditors any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company.

10.                                 Review and discuss with the independent auditors their report regarding (A) all critical accounting policies and practices to be used; (B)  all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the principal independent auditors; and (C) other material written communications between the registered public accounting firms and Company management, such as any management letter comments and schedule of unadjusted differences.

11.                                 Review with financial management and the principal outside auditing firm the Company’s filings with the SEC prior to their filing or prior to the release of earnings reports.  The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

B.                                     Independent Accountants

1.                                       Approve in advance all audit services to be provided by the principal outside auditing firm, including any written engagement letter related thereto.  (By approving the audit engagement, the audit service contemplated in any written engagement letter shall be deemed to have been preapproved.)

2                                          Establish policies and procedures for the engagement of the principal outside auditing firm to provide permissible non-audit services, which shall require preapproval by the Audit Committee of all permissible non-audit services to be provided by the outside auditing firm (other than with respect to de minimis exceptions described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit).  Ensure that approval of non-audit services are disclosed to investors in periodic reports required by Section 13(a) of the Exchange Act.

3.                                       The authority to grant preapproval of audit and non-audit services may be delegated to one or more designated members of the audit committee who are independent directors.  Any such delegation shall be presented to the full Audit Committee at its next scheduled meeting.

4.                                       Consider, at least annually, the independence of the principal outside auditing firm, including whether the outside auditing firm’s performance of permissible non-audit services is compatible with the auditor’s independence; obtain and review a report by the outside auditing firm describing any relationships between the outside auditing firm and the Company or any relationships between the outside auditing firm and the Company or any other relationships that may adversely affect the independence of the auditor; discuss with the outside auditing firm any disclosed relationship or services that may impact the objectivity and independence of the auditor; and present to the Board of Directors the Audit Committee’s conclusions with respect to the independence of the outside auditing firm.

5.                                       Ensure rotation of the audit partners as required by law.

6.                                       Establish policies for the hiring of employees and former employees of the outside auditing firm.

C.                                     Outside Advisors.

The Audit Committee shall have the authority to retain such outside counsel, accountants, experts and other advisors as it determines appropriate to assist the Audit Committee in the performance of its functions.  The Audit Committee shall have sole authority to approve related fees and retention terms and shall receive funding for these appointments and ordinary administrative expenses from the Company.

D.                                    Ethical and Legal Compliance

1.                                       Establish, review and update periodically a code of conduct and ethics that applies to the Company’s directors, officers and employees and ensure that management has established a system to enforce the code of conduct and ethics.

2.                                       Approve, if the duty is not delegated to a comparable body of the Board, all related party transactions, which refers to transactions required to be disclosed under Item 404 of Regulation S-K of the Securities and Exchange Act of 1933.

3.                                       Review with the Company’s counsel any legal, tax or regulatory matter that could have a significant impact on the Company’s financial statements.

4.                                       Establish procedures for the receipt, retention, treatment and communication to the Audit Committee of complaints received by the Company regarding violations of the Code of Conduct and Ethics (including suspected fraud), accounting, internal accounting controls or auditing matters.

5.                                       Establish procedures for the confidential, anonymous submission by employees of concerns, including concerns regarding questionable accounting or auditing matters.

6.                                      Perform any other activities consistent with this Charter, the Company’s bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations.  These are the responsibilities of management and the independent auditor.  Further, it is not the duty of the Audit Committee to conduct investigations or to ensure the Company and its employees comply with laws and regulations and the Company’s Code of Conduct and Ethics.

Adopted by Resolution of the Board of Directors
May 20, 2003

APPENDIX 2

1993 LONG-TERM INCENTIVE PLAN

of

FOSSIL, INC.

1.                                       Objectives. The Fossil, Inc. 1993 long Term Incentive Plan (the “Plan”) is designed to retain key executives and other selected employees and reward them for making major contributions to the success of Fossil, Inc., a Delaware corporation (the “Company”), and its Subsidiaries (as hereinafter defined). These objectives are to be accomplished by making awards under the Plan and thereby providing Participants (as hereinafter defined) with a proprietary interest in the growth and performance of the Company and its Subsidiaries.

2.                                       Definitions. As used herein, the terms set forth below shall have the following respective meanings:

“Award” means the grant of any form of stock option, stock appreciation right, stock award or cash award, whether granted singly, in combination or in tandem, to a Participant pursuant to any applicable terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

“Award Agreement means a written agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to an Award.

“Board” means the Board of Directors of the Company.

“Common Stock” means the Common Stock, par value $.01 per share, of the Company.

“Code” means the Internal Revenue Code of 1986, as amended from time to time. Company.

“Committee” means such committee of the Board as is designated by the Board to administer the Plan. The Committee shall be constituted to permit the Plan to comply with Rule 16b-3 and shall initially consist of not less than two members of the Board who are “disinterested persons” within the meaning of such Rule.

“Director” means an individual serving as a member of the Board.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” means, as of a particular date, (i) if the shares of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of Common Stock on the principal such national securities exchange on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (ji) if the shares of Common Stock are not so listed but are quoted in the NASDAQ National Market System, the mean between the highest and lowest sales price per share of Common Stock on the NASDAQ National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported or (jii) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by NASDAQ, or, if not reported by NASDAQ, by the National Quotation Bureau, Inc.

“Participant” means an eligible employee of the Company or any of its Subsidiaries to whom an Award has been made under this Plan.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

“Subsidiary” means any corporation of which the Company directly or indirectly owns shares representing more than 50% of the voting power of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation.

3.                                       Eligibility. Employees of the Company and its Subsidiaries eligible for an Award under this Plan are those who hold positions of responsibility and whose performance, in the judgment of the Committee, can have a significant effect on the success of the Company and its Subsidiaries.

4.                                      Common Stock Available for Awards. There shall be available for Awards granted wholly or partly in Common Stock (including rights or options which may be exercised for or settled in Common Stock) during the term of this Plan an aggregate of 1,750,000 shares of Common Stock. Awards the value of which is related to the market value of Common Stock but which are not granted or payable in Common Stock shall be treated as payable in Common Stock solely for purposes of the foregoing amount limitation. The Board of Directors and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file required documents with governmental authorities and stock exchanges and transaction reporting systems to make shares of Common Stock available for issuance pursuant to Awards.

Common Stock related to Awards that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Stock or in a manner such that all or some of the shares covered by an Award are not issued to a Participant, or are exchanged for Awards that do not involve Common Stock, shall immediately become available for Awards hereunder.

5.                                       Administration. This Plan shall be administered by the Committee, which shall have full and exclusive power to interpret this Plan, to grant waivers of the restrictions set forth in this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. No member of the Committee or officer of the Company to whom it has delegated authority in accordance with the provisions of Paragraph 6 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

6.                                       Delegation of Authority. The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties under this Plan pursuant to such conditions or limitations as the Committee may establish, except that the Committee may not delegate to any person the authority to grant Awards to, or take other action with respect to, Participants who are subject to Section 16 of the Exchange Act.

7.                                       Awards. The Committee shall determine the type or types of Awards to be made to each Participant under this Plan. Each Award made hereunder shall be embodied in an Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion and shall be signed by the Participant and by the Chief Executive Officer, the Chief Operating Officer, or any Vice President of the Company for and on behalf of the Company. Awards may consist of those listed in this Paragraph 7 and may be granted singly, in combination or in tandem. Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan or any other employee plan of the Company or any of its Subsidiaries, including the plan of any. acquired entity. An Award may provide for the granting or issuance of additional, replacement or alternative Awards upon the occurrence of specified events, including the exercise of the original Award.

(a)  Stock Option. An Award may consist of a right to purchase a specified number of shares of Common Stock at a specified price that is not less than the par value of the Common Stock on the date of grant of the option. A stock option may be in the form of an incentive stock option (“ISO”) which, in addition to being subject to the applicable terms, conditions and limitations established by the Committee, complies with Section 422 of the Code.

(b)                                 Stock Appreciation Right. An Award may consist of a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the stock appreciation right (“SAR”) is exercised over a specified strike price as set forth in the applicable Award Agreement.

(c)                                  Stock Award. An Award may consist of Common Stock or may be denominated in units of Common Stock. All or part of any stock award may be subject to conditions established by the Committee, and set forth in the Award Agreement, which may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of performance. Such Awards may be based on Fair Market Value or other specified valuations. The certificates evidencing shares of Common Stock issued in connection with a stock award shall contain appropriate legends and restrictions describing the terms and conditions of the restrictions applicable thereto.

(d)                                 Cash Award. An Award may be denominated in cash with the amount of the eventual payment subject to future service and such other restrictions and conditions as may be established by the Committee, and set forth in the Award Agreement, including, but not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of performance.

8.                                       Payment of Awards.

(a)                                  General.   Payment of Awards may be made in the form of cash or Common Stock or combinations thereof and may include such restrictions as the Committee shall determine, including in the case of Common Stock, restrictions on transfer and forfeiture provisions. As used herein, “Restricted Stock” means Common Stock that is restricted or subject to forfeiture provisions.

(b)                                 Deferral.  With the approval of the Committee, payments may be deferred,. either in the form of installments or a future lump sum payment. The Committee may permit selected Participants to elect to defer payments of some or all types of Awards in accordance with procedures established by the Committee. Any deferred payment, whether elected by the Participant or specified by the Award Agreement or by the Committee, may be forfeited if and to the extent that the Award Agreement so provides.

(c)                                  Dividends and Interest. Dividends or dividend equivalent rights may be extended to and made part of any Award denominated in Common Stock or units of Common Stock, subject to such terms, conditions and restrictions as the Committee may establish. The

Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in Common Stock or units of Common Stock.

(d)                                 Substitution of Awards. At the discretion of the Committee, a Participant may be offered an election to substitute an Award for another Award or Awards of the same or different type.

9.                                      Stock Option Exercise. The price at which shares of Common Stock may be purchased under a stock option shall be paid in full at the time of exercise in cash or, if permittedby the Committee, by means of tendering Common Stock or surrendering another Award, including Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for tendering Common Stock or other Awards to exercise a stock option as it deems appropriate. The Committee may provide for loans from the Company to permit the exercise or purchase of Awards and may provide for procedures to permit the exercise or purchase of Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award. Unless otherwise provided in the applicable Award Agreement, in the event shares of Restricted Stock are tendered as consideration for the exercise of a stock option, a number of the shares issued upon the exercise of the stock option, equal to the number of shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee.

10.                                 Tax Withholding. The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of shares of Common Stock under this Plan, an appropriate number of shares of Common Stock for payment of taxes required by law or to take such other action as maybe necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

11.                                 Amendment, Modification, Suspension or Termination. The Board may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (i) no amendment or alteration that would impair the rights of any Participant under any Award granted to such Participant shall be made without such Participant’s consent and (ji) no amendment or alteration shall be effective prior to approval by the Company’s stockholders to the extent such approval is then required pursuant to Rule 16b-3 in order to preserve the applicability of any exemption provided by such rule to any Award then outstanding (unless the holder of such Award consents) or to the extent stockholder approval is otherwise required by applicable legal requirements.

12.                                 Termination of Employment. Upon the termination of employment by a Participant, any unexercised, deferred or unpaid Awards shall be treated as provided in the specific Award Agreement evidencing the Award. In the event of such a termination, the Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting of an Award, eliminate or make less restrictive any restrictions contained in an Award or otherwise amend or modify the Award in any manner not adverse to such Participant.

13.                                 Assignability. No Award or any other benefit under this Plan shall be assignable or otherwise transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Paragraph 13 shall be null and void.

14.                                 Adjustments.

(a)                                The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

(b)                                 In the event of any subdivision or consolidation of outstanding shares of Common Stock or declaration of a dividend payable in shares of Common Stock or capital reorganization or reclassification or other transaction involving an increase or reduction in the number of outstanding shares of Common Stock, the Committee may adjust proportionally (i) the number of Common Stock reserved under this Plan and covered by outstanding Awards denominated in Common Stock or units of Common Stock; (ii) the exercise or other price in respect of such Awards; and (iii) the appropriate Fair Market Value and other price determinations for such Awards. In the event of any consolidation or merger of the Company with another corporation or entity or the adoption by the Company of a plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Committee shall make such adjustments or other provisions as it may deem equitable, including adjustments to avoid fractional shares, to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized to issue or assume stock options, regardless of whether in a transaction to which Section 425(a) of the Code applies, by means of substitution of new options for previously issued options or an assumption of previously issued options, or to make provision for the acceleration of the exercisability of, or lapse of restrictions with respect to, Awards and the termination of unexercised options in connection with such transaction.

15.                                 Restrictions. No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. It is the intent of the Company that this Plan comply in all respects with Rule l6b-3, that any ambiguities or inconsistencies in the construction of this Plan be interpreted to give effect to such intention, and that if any provision of this Plan is found not to be in compliance with Rule 16- 3, such provision shall be null and void to the extent required to permit this Plan to comply with Rule l6-3. Certificates evidencing shares of Common Stock delivered under this Plan may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed and any applicable federal and state securities law. The Committee may cause a legend or legends to be placed upon any such certificates to make appropriate reference to such restrictions.

16.                                 Unfunded Plan. Insofar as it provides for Awards of cash, Common Stock or rights thereto, this Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company nor the Board nor the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to a grant of cash, Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

17.                                 Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Delaware.

18.                                 Effective Date of Plan. This Plan shall be effective as of the date (the “Effective Date”) of the closing of the initial public offering of Common Stock by the Company.

Notwithstanding the foregoing, the adoption of this Plan is expressly conditioned upon the approval by the holders of a majority of shares of Common Stock present, or represented, and entitled to vote at a meeting of the Company’s stockholders held on or before June 30, 1993. If the stockholders of the Company should fail so to approve this Plan prior to such date, this Plan shall terminate and cease to be of any further force or effect and all grants of Awards hereunder shall be null and void.

APPENDIX 3

FOURTH AMENDMENT
TO THE
1993 LONG-TERM INCENTIVE PLAN
of
FOSSIL, INC.

This Fourth Amendment to the 1993 Long-Term Incentive Plan of Fossil, Inc. (“Plan”) is hereby adopted by Fossil, Inc. (“Corporation”) on the         day of April, 2004.

W I T N E S S E T H:

WHEREAS, the Corporation established the Plan as approved and ratified by stockholders effective in 1993;

WHEREAS, pursuant to Section 11 of the Plan, the Board of Directors has the right to alter, amend, or suspend certain provisions of the Plan, except that where shareholder approval is required by applicable legal requirements, such amendment may not be effective prior approval by the Corporation’s stockholders;

WHEREAS, the Board has adopted certain resolutions approving the updating of the name of the Plan, and the expansion of the class of persons entitled to receive awards under the Plan, the latter change requiring shareholder approval in order to continue to grant incentive stock options under the Plan; and

WHEREAS, the Board of Directors has authorized a proper officer of the Corporation to execute this Fourth Amendment.

NOW THEREFORE, pursuant to its authority under Section 11 of the Plan, the Corporation hereby amends the Plan as follows:

1.                                       The name of the Plan shall be changed, effective on the date of execution of this Fourth Amendment, to read as follows:

“2004 Long-Term Incentive Plan of Fossil, Inc.”

2.                                       Section 2 of the Plan is amended, effective on the date it is approved by the holders of a majority of shares of Common Stock present, or represented, and entitled to vote at a meeting of the Company’s stockholders held on or before the first anniversary of the date of this Fourth Amendment (“Shareholder Approval Date”), by deleting the existing definition of “Participant” and replacing it with the following:

“Participant” means an eligible employees of, or consultants providing services to, the Company or any of its Subsidiaries to whom an Award has been made under the Plan.”

3.                                       Section 2 of the Plan, is amended, effective on the Shareholder Approval Date, by deleting the existing definition of “Subsidiary,” and replacing it with the following:

“Subsidiary” means any corporation of which the Company directly or indirectly owns shares representing 25% or more of the voting power of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation.”

4.                                       Section 3 of the Plan is amended, effective on the Shareholder Approval Date, by deleting Section 3 in its entirety and replacing it with the following:

“Eligibility.  Employees of, and consultants providing services to, the Company and its Subsidiaries eligible for an Award under this Plan are those who hold positions of responsibility and whose performance, in the judgment of the Committee, can have a significant effect on the success of the Company and its Subsidiaries.”

5                                          Section 7(a) of the Plan is amended, effective on the Shareholder Approval Date, by deleting the second sentence thereof in its entirety, and replacing it with the following:

“A stock option granted to a Participant who is an employee of the Company on the date of grant may be in the form of an incentive stock option (“ISO”) which, in addition to being subject to the applicable terms, conditions and limitations established by the Committee, complies with Section 422 of the Code.”

6.                                       Section 12 of the Plan is amended, effective on the Shareholder Approval Date, by deleting the first sentence thereof and replacing it with the following:

“Upon termination of employment, or cessation of services, by a Participant, any unexercised, deferred or unpaid Awards shall be treated as provided in the specific Award Agreement evidencing the Award.”

IN WITNESS WHEREOF, the Corporation has caused this instrument to be executed by a duly authorized officer on the date first written above.

FOSSIL, INC.

By:

Name:

Title:

FOSSIL, INC.
2280 N. Greenville Avenue
Richardson, Texas 75082

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints T. R. Tunnell and Randy S. Hyne, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all of the shares of the common stock of Fossil, Inc. (the “Company”), held of record by the undersigned on March 31, 2004, at the Annual Meeting of Stockholders of the Company to be held on May 26, 2004, and any adjournment(s) thereof.

(To Be Dated And Signed On Reverse Side)

Address Change/Comments (Mark the corresponding box on the reverse side)

Please Mark Here for Address Change Or Comments
SEE REVERSE SIDE

This proxy, when properly executed and dated, will be voted in the manner directed herein by the undersigned stockholder(s).  If no direction is made, this proxy will be voted FOR the election of nominees under proposal 1, FOR proposal 2, and, the proxies will use their discretion with respect to any matters referred to in proposal 3.

1.  Proposal to elect three (3) Directors of the Company to serve for a term of three years or until their respective successors are elected and qualified.

01 Tom Kartsotis
02 Jal S. Shroff	FOR all nominees listed
03 Donald J. Stone	(except as marked below to the contrary)

WITHHOLD AUTHORITY to vote for all nominees listed

(INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

2.   Proposal to amend the Company’s 1993 Long-Term Incentive Plan to rename it and to expand the class of persons eligible to receive awards.

FOR	AGAINST	ABSTAIN

3.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Dated:	, 2004

Signature

Signature, If Held Jointly

Please execute this proxy as your name appears hereon.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please mark, sign, date and return this proxy promptly using the enclosed envelope.